INVESTMENTS IN SECURITIES (Details 3) (Debt securities, USD $) In Thousands, unless otherwise specified	12 Months Ended
Mar. 31, 2014
Debt securities
Gross unrealized losses and fair values of available-for-sale securities
Continuous unrealized loss position more than 12 months, Gross unrealized loss	$ 0
Continuous unrealized loss position total, Fair value	101,546
Continuous unrealized loss position total, Gross unrealized loss	$ 895
Percentage of severity of decline in fair value less than cost	1.00%